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June 26, 2001(1)


[**]
[**]
[**]
[**]
[**]

         Re:      CONTRACT RENEWAL AND AMENDMENT(S)

Dear [**]:

         Statia Terminals N.V. ("Statia") is pleased to confirm to [**], the following amendments to (i) the Storage and Throughput Agreement and (ii) Marine Fuel Agreement between Statia and [**], both dated May 6, 1993, and previously amended or extended through June 30, 2001.

A.       STORAGE AND THROUGHPUT AGREEMENT:

1.       Amend Section 4.1 - TERM - to provide as follows:

               The Term of this Agreement shall commence on July 1, 2001, and, subject to the provisions of Article VI of this Agreement, shall end at midnight on June 30, 2002.

B.       MARINE FUEL AGREEMENT:

1. Amend the first paragraph of Section 1 - Term of Agreement - to provide as follows:

               Subject to the provisions of Section 10 hereof, this Agreement shall commence on July 1, 2001, and shall end at midnight on June 30, 2002, (the "Term").

2.       Amend Section 6(c) - regarding [**] Price - to provide as follows:

              In the event Statia sells a Commodity at a price (the "Sale Price") other than the [**]:

              a) [**]:

                            [**]

                            [**]

              b) [**]:

--------
(1) Asterisks indicate redacted language for which confidential treatment has been requested pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. This information has been separately filed with the Commission pursuant to a confidential treatment request dated August 14, 2001.



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                            [**]

                            [**]

              Each Sale Price shall be fixed on the date of Statia's sale of the Commodities to the Statia Customers and shall not be subject to change thereafter.

         Except as amended by the foregoing, all terms, conditions, and obligations of (i) the Storage and Throughput Agreement and (ii) Marine Fuel Agreement shall remain unchanged and in full force and effect.

         The above represents Statia's understanding of the agreements reached on June 22, 2001. Assuming you concur, please acknowledge your agreement and acceptance of the foregoing amendments by signing this letter in the space provided below and returning a fully-executed copy to the undersigned.

         Statia is very pleased to have concluded these amendments to the Agreements and looks forward to continuing to improve the mutual benefits of our relationship.

                                       Sincerely yours,



                                       Clarence W. Brown
                                       Director

Agreed to and accepted this
29th day of June, 2001


[**]


By:      ____________________

Name:    ____________________

Title:   ____________________


cc:      [**]
         [**]
         Mr. Dilio A. Baptista
         Mr. Robert R. Russo
         Mr. John D. Franklin